Fulton Financial
corporation

FOR IMMEDIATE RELEASE	Contact: Laura J. Wakeley
Office: 717-291-2616

Fulton Financial Corporation repurchases warrant from U.S. Treasury

(September 8, 2010) – Lancaster, PA – Fulton Financial Corporation (Nasdaq:  FULT) today announced that it has repurchased the warrant the company had issued to the U.S. Treasury as part of the TARP Capital Purchase Program.  Fulton Financial and the Treasury agreed upon a repurchase price of $10.8 million for the warrant, which had entitled the Treasury to purchase 5,509,756 shares of the company's common stock.

“With our repurchase of the outstanding warrant, we can reassure our shareholders that we have removed any possible future dilutive effect the warrant could have had on our stock value,” said R. Scott Smith, Jr., chairman and CEO of Fulton Financial, “and we can continue to focus our efforts on pursuing our company’s strategic objectives.”

About Fulton Financial Corporation
Fulton Financial Corporation is a Lancaster, Pennsylvania-based financial holding company which has approximately 3,950 employees and operates 271 banking offices in Pennsylvania, Maryland, Delaware, New Jersey and Virginia through the following affiliates: Fulton Bank, N.A., Lancaster, PA; Swineford National Bank, Middleburg, PA; Lafayette Ambassador Bank, Easton, PA; FNB Bank, N.A., Danville, PA; Delaware National Bank, Georgetown, DE; The Bank, Woodbury, NJ; Skylands Community Bank, Hackettstown, NJ and The Columbia Bank, Columbia, MD.

Additional information on Fulton Financial Corporation is available on the Internet at www.fult.com.

Forward-looking Statement:
This news release may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” "anticipates," “believes,” “plans,” “expects,” “future,” and "intends," and similar expressions which are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Corporation’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Corporation undertakes no obligation, other than required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Many factors could affect future financial results including, without limitation: asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values; acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of, markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; balances of risk-sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies, and other financial and business matters for future periods.

For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled  “Risk Factors” and  “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.

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